32.2 - Section 906 CFO Certification

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Hooker Furniture Corporation (the “Company”) Annual Report on Form 10-K for the fiscal year ending February 3, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Larry Ryder, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2008	By: /s/ E. Larry Ryder E. Larry Ryder Executive Vice President - Finance and Administration and Chief Financial Officer